UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 8, 2011

CONTINUITYX SOLUTIONS, INC.

(Exact name or registrant as specified in its charter)

Delaware	4841	27-2701563
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

ContinuityX Soultions, Inc.

610 State Route 116

Metamora, IL 61548

(Address of Principal Executive Offices, Including Zip Code)

309-367-2800

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Acquisition Agreement with Continuity X Inc.

ContinutityX Solutions, Inc., formerly known as EDUtoons, Inc. ("We", "Us", "Our" or the "Company"), a Delaware corporation, entered into an acquisition agreement dated November 8, 2011 with Continuity X, Inc. (Continuity), a Delaware corporation, and the stockholders of Continuity. The agreement provided for the Company to exchange an aggregate of seven million three hundred thousand (7,300,000) shares of the Company’s stock in exchange for all outstanding shares of Continuity.

The Acquisition Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants. Please see Item 2.01 below for additional information with respect to this agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets

Closing of Acquisition Agreement

On November 8, 2011, we executed an acquisition agreement dated November 8, 2011 (the “Acquisition Agreement”) with the shareholders of Continuity and simultaneously closed with respect to the Acquisition Agreement (the “Closing”). Initial discussions commenced between representatives of the Company and Continuity in late July, 2011. Following a period of time during which no action was taken by the Company, renewed discussions with Continuity commenced in September, 2011 with the structure of the transaction being finalized in the end of October, 2011. At the Closing, we acquired one hundred (100%) of the issued and outstanding common shares of Continuity from the stockholders of Continuity (the “Continuity Stockholders”) in exchange for seven million three hundred thousand (7,300,000) shares of the common stock of the Company. However, the stockholders who are designated in the chart on page 14, agreed to cancel one million five hundred thousand (1,500,000) shares of the shares being received resulting in only five million eight hundred thousand (5,800,000) shares being issued, constituting approximately sixty-six (66%) percent of our Common Stock issued and outstanding as of November 8, 2011. All previously outstanding shares of Continuity stock are now owned by the Company resulting in Continuity being a wholly-owned subsidiary of the Company.

The Acquisition Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants. These representations, warranties and covenants included representations by both corporations that they had the authority to enter into an agreement of this type and were in compliance with applicable laws. The agreement also contained a material change clause in which both the Company and Continuity warranted and represented that neither had had a material adverse change to its financial condition, operations, results of operations, or future prospects since inception which had not been disclosed. In addition, the Company agreed that, following the acquisition, we would file a Form 8-K with the Securities and Exchange Commission and amend our Articles of Incorporation to change our name to ContinuityX Solutions Inc., increase the authorized number of shares and affect a forward stock split of an amount to be determined later by the Company’s directors and stockholders.

Approval by the stockholders of the Company was not required for the Acquisition Agreement pursuant to Delaware law.

We filed a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State on December 28, 2011 to do the following:

A.	Change our name to “ContinuityX Solutions, Inc.”,

B.	Increase the number of our authorized shares of common stock from 10,000,000 to 200,000,000,

C.	Implement a forward stock split of thirteen and three hundred thirty-three thousandths (13.333) shares for each one (1) share issued and outstanding and

D.	Authorize 25,000,000 shares of preferred stock which may have anti-dilutive rights.

The effect of the Acquisition Agreement is such that effectively a reorganization of the entities has occurred for accounting purposes and is deemed to be a reverse acquisition. Subsequent to the Closing pursuant to the Acquisition Agreement, the financial statements presented are those of the combined Continuity and the Company, as if the Acquisition Agreement had been in effect retroactively for all periods presented. Immediately following the closing pursuant to the Acquisition Agreement, Continuity and its stockholders had effective control of the Company, even though the Company has acquired Continuity. For accounting purposes, Continuity will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of the Company, i.e., a capital transaction involving the issuance of shares by the Company for the shares of Continuity. Accordingly, the combined assets, liabilities and results of operations of Continuity became the historical financial statements of the Company at the closing of the Acquisition Agreement, and the Company’s assets, liabilities and results of operations have been consolidated with those of Continuity commencing as of November 8, 2011, the date of the Closing. No step-up in basis or intangible assets or goodwill will be recorded in this transaction. As this transaction is being accounted for as a reverse acquisition, all direct costs of the transaction have been charged to additional paid-in capital. All professional fees and other costs associated with the transaction have been charged to additional paid-in-capital. The Company has determined to continue to utilize June 30 as the end of its fiscal year.

DESCRIPTION OF OUR BUSINESS

Forward Looking Statements

Forward-looking statements are based upon the beliefs of our management, as well as assumptions made by, and information currently available to, our management.  When used in this report, the words “estimate,” “project,” “believe,” “anticipate,” “intend,” “expect” and similar expressions are intended to identify forward-looking statements.  These statements reflect our current views with respect to future events and are subject to risks and uncertainties which may cause our actual results to differ materially from those contemplated in our forward-looking statements.  We caution you not to place undue reliance upon such forward-looking statements, as our results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth in the risk factors section and elsewhere in this report.  Any such statements are representative only as of the date of this report.  We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances subsequent to the date of this report or to reflect the occurrence of unanticipated events, except for such updates to this report as are required by federal securities laws and such periodic reports as are required pursuant to the Securities Exchange Act of 1934, as amended.

History and Development (Organization within Last 5 Years)

The Company was incorporated under the laws of the State of Delaware on April 28, 2010. Our initial business purpose was to provide education for children by producing one-minute, three-minute and five-minute educational cartoons, which were intended to serve as both an education tool and counter-balance to the, at times, violent and age-inappropriate nature of cartoons and programming directed at children. We intended to provide a useful education format for school children and intended to market our cartoon segments to television programmers, as well as to education institutions in order to enable teachers to expose their students to a new learning format while keeping it fun at the same time. Management has determined not to continue the Company’s initial intended business purpose.

On November 1, 2011, , the Company issued three million (3,000,000) shares of the Company’s common stock pursuant to its Initial Public Offering (“IPO”) for an aggregate purchase price of one hundred fifty thousand ($150,000) dollars, pursuant to a Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission (“SEC”), having an effective date of May 5, 2011 (the “Registration Statement”). The three million (3,000,000) shares issued pursuant to the IPO were purchased by a total of seven (7) investors, all of whom were ContinuityX, Inc. stockholders, for a price of five ($0.05) cents per share. A total of one hundred fifty thousand ($150,000) dollars was raised. The IPO closed on November 1, 2011 and the shares were delivered the next day. Simultaneously, Continuity purchased three million two hundred fifty thousand (3,250,000) shares of common stock, par value of $0.001 per share, of the Company for an aggregate purchase price of twenty five thousand ($25,000) dollars. Immediately after the Closing, the Company redeemed the shares of Continuity’s common stock owned by the Company’s initial stockholders excluding the stockholders who became stockholders pursuant to the IPO (the “Redemption”) for an aggregate cost of $82,500.

On November 1, 2011, Eileen Russell, President, CEO, Treasurer and a Director, appointed David Godwin and Anthony Roth as Directors of the Company.  Ms. Russell then resigned as Director and from all of her positions as an officer and director of the Registrant.

Mr. Godwin is the President, Chief Executive Officer and a Director of the Company and Mr. Roth is the Executive Vice President, Chief Financial Officer, Corporate Secretary and a Director of the Company. Accordingly, Mr. Godwin and Mr. Roth are currently our sole directors and officers.

The Company has not been involved in any bankruptcy, receivership or similar proceeding.

ContinuityX, Inc.

Continuity was incorporated on March 25, 2011, pursuant to the laws of the State of Delaware.  Continuity is in the business of providing consultation and expertise in the discovery, acquisition, implementation and management of network, disaster recovery, voice and voice over internet protocol (voip), project design, management, and monitoring. Specializing in finance, health, manufacturing, and large-scale distribution, Continuity will act as a solutions provider and channel partner in that it will partner with manufacturers to market and sell the manufacturer's products, services, and/or technologies. Continuity has business relationships with many companies including, but not limited to, being a “Premier Solutions Provider” for AT&T and as a XO Communication ”Business Partner”. The standard consulting agreement utilized by Continuity is for a term of one year or less, is cancelable upon 30 days notice, and provides for compensation for sales which result from such relationship.

On July 5, 2011 Continuity and Highland Global Partners, Inc. (“Highland”) entered into a consulting agreement pursuant to which Highland agreed to provide to Continuity consulting services from time to time during the twelve (12) month term of the agreement in exchange for twenty-five million (25,000,000) shares of common stock of Continuity based upon there being forty-eight million (48,000,000) shares of Continuity issued and outstanding prior to such issuance.

Continuity has brought together a collaboration of seasoned technical sales, marketing and operations experts, combined with certified engineers and technology programmers and IT specialists.

Continuity currently has 17 full-time employees consisting of two executive officers, seven sales personnel including business development, four operations personnel (Datacenters, Networks, Computers, Management) and four general administrative personnel.

Our corporate headquarters are located at 610 State Route 116, Metamora, IL 61548. We lease this space for a monthly rent of $1,200 with a lease term through July 31, 2016.

We have a satellite office in Marlborough, Massachusetts. We lease this space for a monthly rent of $778. The original term runs through September 30, 2012 with an option, exercisable by Continuity, to renew the lease for a one-year term.

Government Regulation

Management believes that the Company is not subject to any specific governmental regulation due to the nature of its intended business.

Competition

We believe our main competitors are the companies set forth below:

•	Accenture Consulting
o	Accenture is a global management consulting, technology consulting and technology outsourcing company headquartered in New York City. According to its Yahoo Finance profile it is the largest consulting firm in the world and is a Fortune Global 500 company. According to Accenture’s website, as of September 2011, Accenture had more than 211,000 employees across 120 countries.
•	IBM Consulting
o	IBM Global Services is the information technology and business services arm of International Business Machines and operates in about 170 countries, providing a comprehensive range of enterprise IT and consulting services to commercial and public sector clients. According to IBM’s website, IBM Global Services started in the spring of 1991, with the aim towards helping companies manage their IT operations and resources. IBM Global Business Services “GBS” is the professional services arm of Global Services, including management consulting, systems integration, and application management services. GBS is also the highest revenue earning division of IBM.
•	Deloitte & Touche IT Consults
o	Deloitte (“Deloitte”) assists clients by providing services in the areas of enterprise applications, technology integration, strategy & operations, human capital, and short-term outsourcing. Deloitte is the largest private professional services organization in the world. According to Deloitte’s website, as of 2010 Deloitte has approximately 170,000 staff in more than 140 countries, delivering audit, tax, consulting, enterprise risk and financial advisory services through its member firms.

INTELLECTUAL PROPERTY

We intend to apply for trademark protection for the mark “ContinuityX” in various trademark classes in which we operate.

RISK FACTORS

Our business and operations involve numerous risks, some of which are beyond our control which may affect future results and the market price of our common shares. In any such case, the market price of our common shares could decline, and investors may lose all or part of their investment. The following discussion highlights all material risks known to us.

Risks With Respect to Our Business

We have a limited operating history.

ContinuityX, Inc., which we acquired on November 8, 2011, was incorporated on March 25, 2011. As such, our business must be evaluated in view of the risks and uncertainties associated with a start-up business. There can be no assurance that the revenues of ContinuityX will continue or grow. We may incur losses on a quarterly or annual basis for a number of reasons both within and outside our control. The growth of our business and ability to generate revenue will rely greatly upon our ability to execute our business plan. However there can be no assurance that we will be able to successfully implement our business plan or continue to generate revenues.

Competition could substantially impair our business and our operating results.

Competition in our business is intense.  We are engaging in a business similar to several major corporations.  Most of the financial and technical resources, name recognition, market access, commercial connections, and capabilities of each of our competitors far exceed ours.  In view of our limited history, lack of capital and number of personnel, it will be difficult for us to gain market access, and if we do develop a successful service, one or more of these companies may develop a similar or superior service within a short time.

We are dependent upon key personnel.

Messrs. David Godwin and Anthony G. Roth are critical to our operations. If we were to lose the services of either of them, it could have a material adverse effect upon our business. The Company is considering obtaining Key Person life insurance on Mr. Godwin and Mr. Roth. To date no Key Person Life Insurance policy has been obtained upon the lives of Messrs. Godwin or Roth and there can be no assurance as to the availability or cost of such a policy upon the lives of either of Messrs. Godwin or Roth.

Our directors and officers will have substantial influence over our operations and control substantially all business matters.

Currently, our two directors are also our two executive officers. We will not benefit from the multiple judgments which a greater number of directors or officers may provide, and we rely completely upon the judgment of such people in making business decisions, without the assistance of any outside directors on matters which require the judgment of the Board of Directors.

We will need financing to develop our business and to meet our capital requirements.

We will need financing to develop our business and meet our capital requirements. We currently have no arrangements to obtain financing and we will be dependent upon sources such as:

·   funds from private sources such as, loans from stockholders and private placements,

·   funds from public offerings, and

·   future earnings.

Financing may only be available, if at all, upon terms which may not be commercially advantageous. If adequate funds are not available from operations or additional sources of financing, our business will be materially adversely affected.

We have received substantially all of our revenues from one service provider.

As of December 31, 2011, approximately ninety (90%) percent of Continuity’s revenues were derived from one entity, AT&T, Inc. (“AT&T”). AT&T has designated us as a “Premier Service Provider”. If, for any reason this relationship terminates, management believes it will be able to utilize other service providers for its customers. There can be no assurance that any such termination will not disrupt our business activities and cash flow.

Our primary bank account which receives a substantial portion of our revenues is under the control of another party.

The bank account into which substantially all of our revenues are deposited is under the exclusive control of Forest Capital, LLC. This account receives the payments from two of our service providers, including AT&T, which, to date, has been our primary source of revenues, and serves as collateral for $2,000,000 in account receivables pledged to Forest Capital by Continuity. We have two other accounts which receive revenues from other sources as well as the payments from accounts receivable in excess of what is owed to Forest Capital, LLC under our factoring agreement.

If we cannot consistently generate positive cash flows or raise sufficient capital then we will not realize our growth potential and the business could suffer financially.

We are attempting to grow while maintaining costs. However, we expect to require increasing cash flows to finance our needs in the marketplace. To finance growth, we will need to raise capital to fund infrastructure needs, expand our service offerings and implement more aggressive sales, marketing and advertising programs. However, if we are not successful in raising additional capital, we will not meet our projections for growth and sales could be adversely affected due to loss of customers.

Risks With Respect to Our Shares of Common Stock

We have never paid dividends on our common stock.

We have never paid dividends on our common stock, and there can be no assurance that we will have sufficient earnings to pay any dividends with respect to our common stock.  Moreover, even if we have sufficient earnings, we are not obligated to declare dividends with respect to the common stock.  The future declaration of any cash or stock dividends will be in the sole and absolute discretion of the Board of Directors and will depend upon our earnings, capital requirements, financial position, general economic conditions and other pertinent factors.  It is also possible that the terms of any future debt financing may restrict the payment of dividends.  We presently intend to retain earnings, if any, for the development and expansion of its business.

There can be no assurance that our common stock will ever be quoted on any market or traded on national securities exchanges or markets.

Our common stock has received approval from FINRA to be listed but is not yet traded. Until such time as our common stock is traded upon any securities exchanges or markets, of which there can be no assurance, accurate quotations as to the market value of our securities may not be possible.  Sellers of our securities are likely to have more difficulty disposing of their securities than sellers of securities which are listed upon any of the several NASDAQ markets, the New York Stock Exchange, the American Stock Exchange, or one of the other national securities exchanges or markets.

Although we intend to make arrangements for our common stock to be traded upon a public market, such as the OTC Bulletin Board or the Pink Sheets, there can be no assurance that we would be successful in having our common stock quoted on OTC Bulletin Board or any other public markets, or that if so quoted, that our common stock would thereafter increase in value.

Even if public markets do develop, the volume of trading in our common stock will presumably be limited and likely dominated by a few individuals. The limited volume, if any, will make the price of our common stock subject to manipulation by one or more stockholders and will significantly limit the number of shares that one can purchase or sell in a short period of time. An investor may find it difficult to dispose of his, hers or its securities.

We became a publicly traded company through the acquisition of a public shell company, and we could face repercussions as a result thereof.

We face risks associated with being a former public shell company. The current regulatory environment does not look favorably upon reverse acquisitions which could adversely affect our stockholders.

SELECTED FINANCIAL DATA

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, Continuity is not required to provide information required by this Item.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following is a discussion of our financial condition and results of operations for the period ended December 31, 2011(unaudited).You should consider the foregoing when reviewing the consolidated financial statements and this discussion. You should read this section together with the consolidated financial statements including the notes to those financial statements for the year mentioned above. This discussion includes forward-looking statements which, although based on assumptions which management considers reasonable, are subject to risks and uncertainties. Additionally, refer to the section on page 3 of this Form 8-K regarding forward-looking statements. The actual results and timing of selected events could differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under “Risk Factors” and elsewhere in this report.

Results of Operations (For the three months ending December 31, 2011) (unaudited)
SERVICES	$2,782,853

COST OF SERVICES	578,215

GROSS PROFIT	2,204,638

OPERATING EXPENSES
TOTAL OPERATING EXPENSES	1,220,836
INCOME FROM OPERATIONS	983,802

OTHER INCOME (EXPENSES)
Interest Income	86
Interest expense	(63,936)
TOTAL OTHER INCOME (EXPENSES)	(63,850)

INCOME BEFORE INCOME TAXES	919,952

PROVISION FOR INCOME TAXES
TOTAL PROVISION FOR INCOME TAXES	411,866
Net Income	$508,086

Earnings per share	$0.0047
Weighted average shares	102,852,351

Liquidity and Capital Resources

As of December 31, 2011, we had a working capital deficit of $811,239. We finance our day to day operations through financing our accounts receivable and working capital from revenues. We intend to expand operations to generate cash flow and to raise funds through either borrowing funds or selling equity. At the present time, we have not made any determination with respect to either borrowing funds or selling equity.

Activity for the three month period ending December 31, 2011 is as follows:

  Cash collected from customers –
  Cash paid to suppliers -
  Cash paid for management services –
  Cash paid for other selling, general & administrative costs –

Our revenues for the three month period ending December 31, 2011 were $2,782,853.

We have borrowed money from certain individuals who are officers and/or stockholders of the Company. The parties, and a summary of the terms and conditions, of those agreements are as follows:

  Loans from Gary Elliston. As of March 31, 2012, the Company owed an aggregate of $82,640 in principal and $21,726 in accrued interest to Mr. Elliston from loans which are due as of June 30, 2012.

  Loans from Anthony Roth. As of March 31, 2012, the Company owed an aggregate of $298,293 in principal from loans and deferred compensation to Mr. Roth which are due as of June 30, 2012. In addition the Company owed Mr. Roth $8,075 in accrued interest which is being forgiven and the loans are to become non-interest bearing.

  David Godwin. As of March 31, 2012, the Company owed an aggregate of $235,593 in principal from loans and deferred compensation to Mr. Godwin which are due as of June 30, 2012. In addition the Company owed Mr. Godwin $6,034 in accrued interest which is being forgiven and the loans are to become non-interest bearing.

Pursuant to a Master Factoring Agreement dated September 6, 2011 by and between Continuity and Forest Capital LLC (“Forest Capital”), as last amended on March 30, 2012, Forest Capital agreed to purchase up to the aggregate amount of $2,000,000 dollars of certain accounts receivable from Continuity in consideration for seventy (70%) of the face value of those accounts. Upon receipt of those accounts receivable, Forest Capital keeps the seventy (70%) of the account that they purchased plus any interest and other charges pursuant to the agreement, and shall transfer the remaining balance to Continuity.

Pursuant to a Deposit Account Control Agreement which Continuity entered into with Forest Capital to which JP Morgan Chase Bank (“JP Morgan”) is a party, Forest Capital was granted, as collateral for up to $2,000,000 in Continuity’s accounts receivable sold to Forest Capital, a security interest in a bank account held by Continuity with JP Morgan. Forest Capital was given exclusive control of the account with JP Morgan. The Account receives the proceeds from AT&T which, as of December 31, 2011, has been our primary source of revenues. We maintain two additional bank account which receive revenues from other sources as well as the remaining balance of accounts receivable transferred to us from Forest Capital under the Master Factoring Agreement.

Off-Balance Sheet Arrangements

We have not engaged in any off-balance sheet arrangements as defined in Item 303(c) of SEC Regulations.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, the Company is not required to provide information required by this Item.

PROPERTIES

We presently have no agreements to acquire any properties, and have no policy with respect to investments or interests in real estate, real estate mortgages or securities of, or interests in, entities primarily engaged in real estate activities.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of May 3, 2012 by:

●	each person who is the owner of more than 5% of the Company’s common stock outstanding after the closing of the Acquisition described in Item 2.01;
●	each person who became an executive officer or director of Continuity upon closing of the Acquisition describe in Item 2.01; and
●	all of the Company’s directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares of Common Shares Beneficial Owner- ship	Percentage of Outstanding Common Shares
David Godwin 1004 Thornberry Lane Metamora, IL 61548	32,400,000 (1)	24.2%
Anthony Roth 14330 Avalon Drive Northborough, MA 01532	20,280,000 (2)	15.1%
Gary Elliston 901 Main Street, Suite 3500 Dallas, TX 75202	19,800,000	14.8%
Breckenridge Associates, Inc.* 445 Central Avenue, Suite 366 Cedarhurst, NY 11516	6,684,580	4.99
Beverly Pomerantz 28 Briarwood Lane Lawrence, NY 11559	7,348,335	5.5%
Elizabeth Rosenfeld 330 Kenridge Road Lawrence, NY 11559	7,348,335	5.5%
Directors and Officers as a Group (2 persons)	52,680,000	39.3%

Please Note: Shares shown reflect Forward Stock Split on December 28, 2011 and Stock Dividend on January 27, 2012.

(1) This total includes 1,800,000 shares that have been approved to be issued to Mr. Godwin in lieu of compensation but which have not yet been issued.

(2) This total includes 180,000 shares that have been approved to be issued to Mr. Roth in lieu of compensation but which have not yet been issued.

* David Pomerantz is the sole shareholder of Breckenridge Associates, Inc.

DIRECTORS AND EXECUTIVE OFFICERS

Our Board of Directors consists of Mr. David Godwin who is also our President and Chief Executive Officer and Mr. Anthony Roth, who is also our Executive Vice President, Chief Financial Officer and Corporate Secretary.

Our present executive officers and directors, their ages and present positions are as follows:

Name	Age	Position	First Year Elected/Appointed
David Godwin	50	President, CEO	2011
Anthony Roth	47	Executive VP, Chief Financial Officer, and Corporate Secretary	2011

All of our directors shall hold office until such time as their successors, if any, have been duly elected and qualified.  All of our directors have currently been appointed to indefinite initial terms and we do not currently intend to elect additional directors or replace any of our current officers and directors.

All of our executive officers shall hold office until the next annual meeting of the Board of Directors and until their successors, if any, have been duly appointed and qualified.

Mr David Godwin has been the President of Continuity since its inception in 2011. As a technical sales consultant for the Midwest Region of AT&T from 2008 to 2010, Godwin served over 8,000 customers in the National Business Market Group. Through his technical expertise and extensive industry knowledge he was ranked number one in his position, by AT&T, throughout the US in both sales and customer satisfaction. His past industry positions with ISI (2006-2008) and AT&T (2008-2010) have provided him the necessary business experience in the continuity, cloud computing and disaster recovery industry.

Godwin obtained his Undergraduate degree from the University of Maryland in 1986 while serving in the United States Army from which he received an Honorable Discharge.

Mr. Anthony Roth has been the Executive Director of Continuity since its inception in 2011. From 2009 until 2011 Mr. Roth served in a variety of functions including acting as Interim CEO and Director for First Blush Brands, Inc. from March, 2010 to June, 2010. From February, 2009 to March, 2010, Mr. Roth was interim CEO of Optimum Interactive (USA) Ltd. While at Optimum Interactive, the Board shut down operations and cooperated with a receiver to dissolve entities and strategically sell assets following wrongful acts by the then controlling shareholder and President of the Corporation. Mr. Roth continues to serve as a Director and Consultant for Optimum Interactive.

From 2007 to 2009, Mr. Roth has served as CEO of Commerce Planet Inc., an online marketing and e-commerce business. Mr. Roth received his undergraduate degrees from the University at Illinois in 1986.

From 2000 to 2007, Mr. Roth served as President and CEO of Utix Group, Inc., authorizing a series of five patents in the pre-paid and electronic payments network vertical in association with DISCOVER Payment Network. Mr. Roth also served as Vice President and Manager of a Merrill Lynch Small Markets Office from 1994 to 1996.

Our directors do not have any family relationships with each other. However, Mr. Godwin’s wife, Kathy Godwin, has been, and will continue to be, employed by Continuity as Vice President Operations, Channel Management, overseeing vendor and customer operations, which Continuity does not deem to be an Executive Office.

EXECUTIVE COMPENSATION

Continuity has entered into “founders” employment agreements with each of David Godwin and Anthony Roth which they intend to revise upon terms to be agreed upon by each individual and the Board of Directors.

It is contemplated that 1.2 million shares will be issued for Management incentives at the rate of 400,000 shares per year to David Godwin, Anthony Roth, Gary Elliston and other members of Management.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Using the definition of director independence set forth in NASDAQ Marketplace Rule 4200(a)(15), neither David Godwin nor Anthony Roth is considered to be an independent director.

John Fox, the principal of Forest Capital, which has entered into an agreement with the Company to purchase certain accounts receivable from the Company, owns 20,000 shares of the Company. These shares represent approximately 0.00015% ownership of the Company.

The promoter of EDUtoons was Eileen Russell, its initial President, CEO, Director and largest stockholder who no longer has any interest in, or relationship with, the Company because she has resigned from the Board of Directors and sold all her shares of the Company as of November 1, 2011. There is no outstanding agreement between the Company and Eileen Russell.

LEGAL PROCEEDINGS

None.

MARKET PRICE OF AND DIVIDENDS ON THE COMPANY'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company's common stock has been approved to be quoted by OTC/QB and the OTC Bulletin Board under the symbol CUSX.

The Company has no plans to declare cash dividends on its common stock in the future and has not declared any since inception. There are no restrictions which limit the ability of to declare cash dividends on its common stock and does not believe that there are any that are likely to do so in the future.

As of March 31, 2012, the Company had 43 holders of common stock. The Company currently has 25,000,000 shares of preferred stock authorized but none has been issued. The Company anticipates that such preferred shares shall have anti-dilutive rights. If the Company issues 10,000,000 shares of preferred stock which are convertible into 30,000,000 shares of Common Stock, an example of anti-dilutive rights would provide that if the Company does a reverse split and 100,000,000 shares of Common Stock outstanding are reduced to 50,000,000 shares, the 10,000,000 shares of Preferred Stock would continue to be convertible into the 30,000,000 shares of Common Stock.

RECENT SALES OF UNREGISTERED SECURITIES

See Item 2.01 and Item 3.02.

DESCRIPTION OF SECURITIES

Common Stock

Our authorized capital stock, immediately following the closing of the Acquisition, consisted of 10,000,000 shares of common stock, par value $0.001 per share, of which 8,800,000 shares were issued and outstanding as of November 8, 2011.

On December 28, 2011, we amended our Articles of Incorporation. At that time, we increased the authorized common stock to 200,000,000 shares as well as authorizing 25,000,000 shares of preferred stock.

On December 28, 2011, we also authorized a 13.333 shares for 1 share forward stock split. On January 27, 2012 we issued a stock dividend of 1.667 shares for every one share owned prior to the December 28, 2011 forward stock split. As a result of these two actions there were 132,000,000 shares of common stock issued and outstanding as of March 31, 2012. In addition, the Board of Directors has approved the issuance of 1,800,000 shares of Common Stock to Mr. Godwin and 180,000 shares of Common Stock to Mr. Roth in lieu of unpaid compensation. Theses shares have not yet been issued. Including such shares, the Company has 133,980,000 shares issued and outstanding. The Company has not issued any preferred shares.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Management has determined to continue to use Continuity’s then existing certifying accountant, EFP Rotenberg, LLP (“Rotenberg”). Accordingly, on January 12, 2012, the Company, pursuant to action of its Board of Directors approved the engagement of Rotenberg as its certifying accountant.  On January 12, 2012, the Registrant notified Wei, Wei & Co., LLP (“Wei”) that it had determined to change accountants.

During the Company’s two most recent fiscal years and during the subsequent interim period preceding the dismissal of Wei, the Company had no disagreement with Wei on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wei, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Wei’s reports on the Company’s financial statements contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Wei’s Report of Independent Registered Public Accounting firm dated October 12, 2011 concluded that substantial doubts were raised about the Company’s ability to continue as a going concern as a result of the Company then being a start up company subject to substantial business risks and uncertainties, because of which the Company at such time had not generated revenues since inception.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

The following sets forth information relating to all previous sales of our common stock, which sales were not registered pursuant to the Securities Act.

Since Continuity’s inception on April 28, 2010, we sold the following securities:

1.	In May, 2010, we sold 1,000,000 shares of our common stock to our then Chief Executive Officer and President, Ms. Eileen Russell, for $10,000;

2.	On December 15, 2010, we issued an aggregate of 500,000 shares of our common stock to our then Chief Executive Officer and President, Ms. Eileen Russell, and to our then Vice-President and secretary, Ms. Charlotte Kelly Veal, for services rendered to Continuity by each of them during the month of December, 2010.

We believe that the sales of these securities were considered to be exempt from registration under Section 4(2) of the Securities Act. The purchasers of the securities in such transactions represented their intention to acquire the securities for investment purposes only and not with a view to or for sales in connection with any distribution thereof and appropriate legends were affixed to the certificates for the securities issued in such transactions.

During the period from May 11, 2010 through June 30, 2010, we sold an aggregate of 540,000 shares to 26 investors in exchange for net proceeds of $17,500 in cash pursuant to Section 4(2) of the Securities Act, as amended.  A list of the investors, the amount of stock purchased, and the date(s) of the purchase are listed below:

NAME OF INVESTOR	PRICE PER SHARE	TOTAL SHARES	TOTAL PRICE	DATE(S) PURCHASED
Jaclyn Amsel	$0.05	10,000	$500.00	2010
Kristin J. Angelino	$0.05	10,000	$500.00	2010
Ashmore Associates LLC	$0.05	10,000	$500.00	2010
Rostin Behnam	$0.05	10,000	$500.00	2010
Linda J. Emery	$0.05	10,000	$500.00	2010
Belle B. Faber	$0.05	20,000	$1000.00	2010
Churchill Investment LLC	$0.05	10,000	$500.00	2010
Howard A. Fiorella	$0.05	20,000	$1000.00	2010
Peter J. Gennuso	$0.05	10,000	$500.00	2010
Amy Gillenson	$0.05	20,000	$1000.00	2010
Scott L. Greiper	$0.05	20,000	$1000.00	2010
Maureen K. Heckler	$0.05	10,000	$500.00	2010
HHA Associates LLC	$0.05	10,000	$500.00	2010
Vera O. Kachnykewych	$0.05	20,000	$1000.00	2010
Benjamin J. Kallos	$0.05	10,000	$500.00	2010
Jason Lief	$0.05	10,000	$500.00	2010
Edward L. Odonnell	$0.05	20,000	$1000.00	2010
April Litt Rachmuth	$0.05	10,000	$500.00	2010
Paul A. Rachmuth	$0.05	10,000	$500.00	2010
Mary Ann Rad	$0.05	20,000	$1000.00	2010
Emil A. Rad	$0.05	20,000	$1000.00	2010
Erilyn B. Riley	$0.05	20,000	$1000.00	2010
H. Eileen Russell	$0.05	200,000	$10,000.00	2010
Judith H. Russell	$0.05	10,000	$500.00	2010
J. Samuels Group LLC	$0.05	10,000	$500.00	2010
Vania Wynter	$0.05	10,000	$500.00	2010

The sale of all shares were to “accredited investors” as defined in Rule 501 of Regulation D, promulgated under the Securities Exchange Act of 1934, as amended, pursuant to Rule 506 of Regulation D and are therefore exempt from registration under the Securities Act of 1933 pursuant to Regulation D.  Accordingly, the sales of the shares set forth above were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

All purchasers represented in writing that they acquired the securities for their own accounts.  A legend was placed on the stock certificates stating that the securities have not been registered pursuant to the Securities Act and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom, but may be sold pursuant to the exemption provided by Section 4(2) of the Securities Act or Rule 144 of the Securities Act.

On November 1, 2011, all of the shares listed above were redeemed by the Company for the aggregate sum of $82,500.

As set forth in Item 2.01, on November 8, 2011 we issued an aggregate of 7,300,000 shares to 10 stockholders of Continuity in exchange for 100% of the stock in ContinuityX, Inc. The stockholders who are designees of Highland, who are designated in the chart below, have agreed to cancel 1,500,000 shares of these shares. Please note that the shares listed below do not reflect the forward stock split by the Company of December 28, 2011 or the Stock Dividend issued by the Company on January 27, 2012. A list of the Continuity stockholders and the stock received are listed below:

NAME OF INVESTOR	TOTAL SHARES
David Godwin	2,040,000
Anthony G. Roth	1,440,000
Gary Elliston	1,320,000
Andrew Rubin	312,500*
Lisa Diaz	312,500*
Linda Rubin	312,500*
Robert M. Rubin	312,500*
Breckenridge Associate, Inc.	570,000*
Beverly Pomerantz	340,000*
Elizabeth Rosenfeld	340,000*

The number of Shares listed does not reflect the subsequent forward stock split and stock dividend by the Company.

* Subsequently cancelled 60% of shares received (as stated in table) pursuant to the Acquisition Agreement

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

Pursuant to the Acquisition Agreement described in Item 2.01, on November 8, 2011 control of the Company has been transferred from Continuity to the stockholders of Continuity.

 ITEM 5.02 DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS

As disclosed in Item 2.01 of this Form 8-K, on November 1, 2011, Eileen Russell, President, CEO, Treasurer and a Director, appointed David Godwin and Anthony Roth as Directors of the Company.  Ms. Russell then resigned as Director and from all of her positions as an officer and director of the Registrant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

ContinuityX Solutions, Inc. unaudited financial statements included in the Form 10-Q for the quarter ending December 31, 2011 which was filed with the SEC on February 15, 2012.

Exhibits

Exhibit 2	Acquisition Agreement, dated November 8, 2011, between the Stockholders of ContinuityX, Inc. and EDUtoons*
Exhibit 3.1	Articles of Incorporation**
Exhibit 3.2	Bylaws**
Exhibit 10.1 Exhibit 10.2 Exhibit 10.3 Exhibit 10.4 Exhibit 10.5 Exhibit 10.6 Exhibit 10.7 Exhibit 10.8

Loan Agreements (2), between ContinuityX, Inc. and Anthony Roth*

Loan Agreements (2), between ContinuityX, Inc. and David Godwin*

Loan Agreements (5), between ContinuityX, Inc. and Gary Elliston*

Consulting Agreement, dated July 5, 2011, between ContinuityX, Inc. and Highland Global Partners, Inc.*

Master Factoring Agreement, dated September 6, 2011, between ContinuityX, Inc. and Forest Capital, LLC.*

Deposit Account Control Agreement dated September 6, 2011 by and among ContinuityX, Forest Capital LLC, and JP Morgan Chase.*

Employment Agreement effective April 1, 2011 by and between David Godwin and ContinuityX, Inc.*

Employment Agreement effective April 1, 2011 by and between Anthony Roth and ContinuityX, Inc.*

Exhibit 14	Code of Ethics*

* Previously filed as exhibits to the Form 8-K/A filed by the Company on November 23, 2011

** Previously filed as exhibits to the Registration Statement on Form S-1 filed by the Company on August 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ContinuityX Solutions, Inc. (Registrant)

Dated: May 8, 2012	By:	/s/ David Godwin
David Godwin
Title: President

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